GREAT-WEST FUNDS, INC.
Great-West Lifetime 2055 Fund I
(the “Fund”)
Institutional Class, Class T, and Class T1 Shares

Supplement dated May 20, 2015 to the Prospectus and Summary Prospectus for the
Fund, each dated May 1, 2015

Effective immediately, the table titled “Annual Fund Operating Expenses” in the Prospectus and Summary Prospectus for the Fund is hereby deleted in its entirety and replaced with the following table titled “Annual Fund Operating Expenses.”

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses[2]	0.62%	0.97%	1.07%	1.22%
Expense Reimbursement[3]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.61%	0.96%	1.06%	1.21%

1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.
3 Great-West Capital Management, LLC ("GWCM") has contractually agreed to reduce its management fee in an amount at least equal to any compensation (including Rule 12b-1 fees) received from registered open-end management investment companies that are not part of the same “group of investment companies” (within the meaning of Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940) as the Fund (“Unaffiliated Fund(s)”) by GWCM, or an affiliated person of GWCM, in connection with investment by the Fund in the Unaffiliated Fund. The agreement’s current term ends on April 30, 2016. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement.

This Supplement must be accompanied by or read in conjunction with the current
Prospectus and Summary Prospectus, each dated May 1, 2015.

Please keep this Supplement for future reference.